EXHIBIT 99.1
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                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), the undersigned, Richard Kosinski, Chief Executive Officer and President of Network-1 Security Solutions, Inc., a Delaware corporation (the "Company"), does hereby certify, to his knowledge, that:

The Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 of the Company (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                        /s/ Richard Kosinski
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                                        Richard Kosinski
                                        Chief Executive Officer and President
                                        November 19, 2002